UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 16, 2011
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Commission File Number 333-170315

First Titan Corp.
(Exact name of small business issuer as specified in its charter)

Florida	27-3480481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6846 Tailfeather Way Bradenton, Florida	34204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 807-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06	Change in Shell Company Status

On September 16, 2011, First Titan Corp. (“FTTN” or the “Company”) formed a new subsidiary company —First Titan Technical, LLC—to commence business operations designing and marketing automotive electronics custom-designed for heavy-duty vehicles as detailed in its S-1 registration statement filed February 11, 2011. The Company has received funding of $25,000 which will be used to implement the initial phase of our business plan.

First Titan Technical’s primary operations are the sourcing of specialized instrument panels, wiring harnesses and other electronic solutions for the manufacturers of commercial trucks, boats, agricultural generators and other industrial equipment in the multi-billion-dollar automotive market. FTTN expects the new subsidiary to provide a solid financial base from which to pursue potentially lucrative new projects around the globe.

Based upon the above events, the Company is no longer a shell company (as defined in Rule 12b-2 of the Exchange Act) effective September 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 16, 2011	First Titan Corp.

By: /s/ Robert Federowicz
Robert Federowicz
Chief Executive Officer
Principal Financial Officer